Sentinel Funds Sentinel Georgia Municipal Bond Fund

Supplement dated May 14, 2008 to the Prospectus dated March 28, 2008

Effective May 14, 2008 the paragraph contained on page 15 in regard to Foreign Addresses is deleted and replaced with the following:

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.

SF0972(0408)

Cat. No. 50812